                                                                    Exhibit 10.3


Recorded 6/30/99 with the Belknap Registry in Book 1538, Page 717


                         FIRST MODIFICATION OF MORTGAGE,
              ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT


         THIS FIRST MODIFICATION OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "AGREEMENT") is entered into this 28 day of June, 1999, by and between BIRCH POND REALTY CORPORATION, a Delaware corporation (doing business in the State of New Hampshire as BPRC), having its principal place of business at 100 Birch Pond Drive, Tilton, New Hampshire 03289 ("MORTGAGOR"), and JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation having its principal place of business at John Hancock Place, T-53, 200 Clarendon Street, Boston, Massachusetts 02116 ("MORTGAGEE").

                                R E C I T A L S:

         WHEREAS, Mortgagee has extended a Loan (the "LOAN") to Mortgagor in the original principal amount of $12,000,000.00; and

         WHEREAS, the Loan is evidenced by that certain Mortgage Note dated March 1, 1999 in the said principal amount, by Mortgagor to Mortgagee (the "NOTE"); and

         WHEREAS, the indebtedness evidenced by the Note is secured by, inter alia: (i) that certain Mortgage, Assignment of Leases and Rents and Security Agreement dated March 1, 1999, by Mortgagor to Mortgagee, and recorded in the Belknap County Registry of Deeds (the "RECORDER'S OFFICE") in Book 1518 at Page 0596 (the "MORTGAGE"), encumbering certain real property located in the Town of Tilton, County of Belknap and State of New Hampshire and the improvements thereon; (ii) a certain Assignment of Leases and Rents dated March 1, 1999, by Mortgagor to Mortgagee, and recorded in the Recorder's Office in Book 1518 at Page 0680 (the "ASSIGNMENT"); (iii) a certain UCC-1 Financing Statement dated March 3, 1999 and recorded in the Recorder's Office in Book 1518 at Page 0692 (the "BIRCH POND UCC"); and (iv) a certain UCC-1 Financing Statement dated March 3, 1999 and recorded in the Recorder's Office in Book 1518 at Page 0699 (the "BPRC UCC"; the Birch Pond UCC and the BPRC UCC are sometimes collectively referred to herein as the "UCCs"); and

         WHEREAS, Mortgagor and Mortgagee now desire to amend the Mortgage to correct certain provisions relating to the description of certain property to be released, and to grant to Mortgagee as additional security certain easements which affect the property encumbered by the Mortgage.

         NOW THEREFORE, in consideration of the foregoing premises, and to effectuate the terms and conditions of the Mortgage, Mortgagor and the Mortgagee hereby agree as follows (all capitalized terms used herein, but not otherwise defined, shall have the meaning assigned thereto in the Mortgage):

         1.  AMENDMENT OF MORTGAGE.


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             (a) Paragraph 72 of the Mortgage is hereby corrected as follows:

                 (i) The reference to "Lots 1 and 3" is hereby corrected to read
                     "Lots 2 and 3."


                 (iii) The title of the Subdivision Plan is hereby corrected by substituting the following in its place and stead:

                 "Subdivision, Plan of Land Prepared for Birch Pond Realty Corporation, Route 132 (Sanborn Road) Tilton, NH" sheets 1 and 2 of 2, dated April 8, 1999 by Yerkes Surveying Consultants, Laconia, NH, and certified by Frank P. Yerkes on May 17, 1999, which plan was recorded on May 12, 1999 in the Recorder's Office in Drawer L31 as Plan No. 99 and 100.

             (b) The Mortgage is hereby amended to include an alternative description of the Land (as defined in the Mortgage) as set forth in EXHIBIT A-1 attached hereto, which description is in addition to, and not a replacement for, EXHIBIT A of the Mortgage. Exhibit A-1 also incorporates and includes a description of the easements granted to Mortgagee as described in Section 2 hereof.

         2. GRANT OF EASEMENTS. To additionally secure the payment of the Indebtedness, Mortgagor has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate unto Mortgagee with MORTGAGE COVENANTS and hereby grants unto Mortgagee a security interest in the following property and rights, whether now owned by Mortgagor or held or hereafter acquired by Mortgagor (which property shall be included in the definition of "Mortgaged Property" in the Mortgage for all purposes): those certain easements and rights benefitting or appurtenant to the Land or Mortgagor as set forth and described in that certain Declaration of Easements and Restrictions dated June 28, 1999, made by Mortgagor which is, or will be recorded in the Recorder's Office.

         TO HAVE AND TO HOLD the above granted and described property into and to the use and benefit of Mortgagee and the successors and assigns of Mortgagee forever pursuant to and in accordance with the terms and conditions of the Mortgage.

         3.  MISCELLANEOUS.

             (a) The parties hereto hereby acknowledge and agree that, except as provided in this Agreement, the Mortgage has not been
                 modified or amended, and the Mortgage, as amended by this
                 Agreement, remains in full force and effect.


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         (b) Mortgagor hereby warrants and represents that as of the date of this Agreement (after giving effect to the transactions
             contemplated by this Agreement), there are no defaults under the Note or the Mortgage and Mortgagor has no defenses, counterclaims or offsets to the payment or performance of any of its obligations under the Note or the Mortgage. Without limiting the foregoing, Mortgagor hereby ratifies and confirms every provision, covenant, condition and obligation contained in and under the Note or the Mortgage, as hereinbefore modified, which provisions, covenants, conditions and obligations shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications set forth herein.

         (c) All provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns of the parties hereto.

       IN WITNESS WHEREOF, the parties have hereunto executed this Agreement as of the date set forth above.

Witnessed:


/s/  Patricia L. Eppich                 BIRCH POND REALTY CORPORATION
------------------------------          (doing business in the State of New
Print Name: Patricia Eppich             Hampshire as BPRC)


/s/  Denise A. Fallon                   By: /s/ Olga L. Conley
------------------------------             ------------------------------------
Print Name: Denise Fallon                       Name: Olga L. Conley
                                                Title: Treasurer and Secretary


/s/  Noreen Scott                       JOHN HANCOCK REAL ESTATE
------------------------------          FINANCE, INC., a Delaware corporation
Print Name: Noreen Scott


/s/  Roseann Carbone                    By: /s/ William G. McPadden
------------------------------             ------------------------------------
Print Name: Roseann Carbone                     Name:  William G. McPadden
                                                Title:  Vice President

STATE OF MASSACHUSETTS     )
                           ) SS.
COUNTY OF PLYMOUTH         )

         On this the 28th day of June, 1999, before me, Patricia L. Eppich, the undersigned, personally appeared Olga L. Conley, who acknowledged herself to be the Secretary/Treasurer of BIRCH POND REALTY CORPORATION, a Delaware corporation (doing business in the State of New Hampshire as BPRC), and that she, as such Secretary/Treasurer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as Secretary/Treasurer.

         In witness whereof I hereunto set my hand and official seal.


                                      /s/ Patricia L. Eppich
                                      ----------------------------------------
                                      Name:
                                      Notary Public
                                      My Commission Expires: 4/1/05

                                      [NOTARY SEAL]



COMMONWEALTH OF MASSACHUSETTS       )
                                    ) SS.
COUNTY OF SUFFOLK                   )

         On this the 28th day of June, 1999, before me, Mary R. Steede, the undersigned, personally appeared William G. McPadden, who acknowledged himself to be the Vice President of JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation, and that he, as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

         In witness whereof I hereunto set my hand and official seal.


                                      /s/ Mary R.Steede
                                      -----------------------------------------
                                      Name:  Mary R. Steede
                                      Notary Public
                                      My Commission Expires: 2/04/05

                                      [NOTARY SEAL]